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                    MFS(R)/SUN LIFE SERIES TRUST: BOND SERIES

                      Supplement to the Current Prospectus

The  description  of portfolio  managers  under the  "Management  of the Series"
section is hereby restated as follows:

Geoffrey L. Kurinsky, a Senior Vice President of MFS, has been employed in the investment management area of MFS since 1987. Mr. Kurinsky has been the series' portfolio manager since 1998. William Adams, a Vice President of MFS, has been employed by MFS in the investment management area since 1997. Prior to joining MFS, Mr. Adams had been an Assistant Vice President and Senior Securities Analyst in the investment management area of Conseco Capital Management since 1994. Mr. Adams became a portfolio manager of the series effective July 1, 2000.

                  The date of this Supplement is July 3, 2000.